Asset retirement obligations	12 Months Ended
Dec. 31, 2018
Disclosure of asset retirement obligations [abstract]
Asset retirement obligations

	Turkey	Canada	Greece	Romania	Brazil	Total

At January 1, 2018	$37,321	$9,453	$47,461	$1,405	$4,044	$99,684
Accretion during the year	896	—	1,035	36	71	2,038
Revisions to estimate	(1,117)	2,762	(3,512)	(77)	(99)	(2,043)
Settlements	(621)	—	(4,915)	—	—	(5,536)
At December 31, 2018	36,479	12,215	40,069	1,364	4,016	94,143
Less: Current portion	—	—	(824)	—	—	(824)
Long term portion	36,479	12,215	39,245	1,364	4,016	93,319
Estimated undiscounted amount	$48,454	$14,989	$65,274	$2,335	$4,121	$135,173

	Turkey	Canada	Greece	Romania	Brazil	Total

At January 1, 2017	$36,196	$—	$48,131	$1,359	$4,092	$89,778
Acquired during the year	—	9,453	—	—	—	9,453
Accretion during the year	913	—	1,025	36	32	2,006
Revisions to estimate	502	—	1,112	10	(80)	1,544
Settlements	(290)	—	(2,807)	—	—	(3,097)
At December 31, 2017	37,321	9,453	47,461	1,405	4,044	99,684
Less: Current portion	—	—	(3,489)	—	—	(3,489)
Long term portion	37,321	9,453	43,972	1,405	4,044	96,195
Estimated undiscounted amount	$49,257	$12,286	$71,591	$2,340	$4,117	$139,591

The Company’s asset retirement obligations relate to the restoration and rehabilitation of the Company’s mining operations and projects under development. The expected timing of the cash flows in respect of the provision is based on the estimated life of the various mining operations. The reduction in the estimate of the obligation in 2018 was mainly due to reclamation work performed during the year at Olympias.
The provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

	Turkey	Canada	Greece	Romania	Brazil
	%	%	%	%	%
At December 31, 2017
Inflation rate	2.0 to 2.2	2.0 to 2.2	2.0 to 2.2	2.0 to 2.2	2.0 to 2.2
Discount rate	2.3 to 2.5	2.3 to 2.5	1.5 to 3.0	2.7	1.8

At December 31, 2018
Inflation rate	2.2 to 2.3	2.2 to 2.3	2.2 to 2.3	2.2 to 2.3	2.2 to 2.3
Discount rate	2.7	2.7	2.5 to 2.9	2.9	2.6

The discount rate is a risk-free rate based on U.S. Treasury bond rates with maturities commensurate with site mine lives. U.S. Treasury bond rates have been used for all of the mine sites as the liabilities are denominated in U.S. dollars and the majority of the expenditures are expected to be incurred in U.S. dollars. Similarly, the inflation rates used in determining the present value of the future net cash outflows are based on U.S inflation rates.

17. Asset retirement obligations (continued)
In relation to the asset retirement obligations in Greece, the Company has the following:
a) a €50.0 million Letter of Guarantee to the Greece Ministry of Environment, Energy and Climate Change ("MEECC") as security for the due and proper performance of rehabilitation works committed in relation to the mining and metallurgical facilities of the Kassandra Mines (Stratoni, Olympias and Skouries) and the removal, cleaning and rehabilitation of the old Olympias tailings. This Letter of Guarantee is renewed annually, expires on July 26, 2026 and has an annual fee of 57 basis points.
b) a €7.5 million Letter of Guarantee to the MEECC for the due and proper performance of the Kokkinolakkas Tailings Management Facility, committed in connection with the Environmental Impact Assessment approved for the Kassandra Mines (Stratoni, Olympias and Skouries). The Letter of Guarantee is renewed annually and expires on July 26, 2026. The Letter of Guarantee has an annual fee of 45 basis points.